Exhibit 99.5

SIGN, DATE AND MAIL YOUR WHITE PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME, [Month] [Day], 2017, TO BE INCLUDED IN THE VOTING RESULTS. Continued and to be signed on the reverse side. If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing. FBR & CO. SPECIAL MEETING OF SHAREHOLDERS [Month] [Day], 2017, [Time] a.m. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Gavin A. Beske, Bradley J. Wright and Linda E. Eddy, acting individually, as proxy, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and vote all shares of common stock that the undersigned is entitled to vote, with all the powers that the undersigned would possess if personally present, at the special meeting of shareholders of FBR & Co. (“FBR”) to be held at [ ] on [ ], 2017, at [ ] local time or at any adjournment or postponement thereof (the “Special Meeting”). The validity of this proxy is governed by the laws of the Commonwealth of Virginia. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 LISTED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THE PROXY CARD FOR VOTING BY INTERNET OR TELEPHONE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON; OR, IF YOU PREFER, KINDLY MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME. THIS PROXY MAY ALSO BE REVOKED BY SENDING A NOTICE OF REVOCATION TO FBR’S CORPORATE SECRETARY AT C/O FBR & CO., 1300 NORTH SEVENTEENTH STREET, SUITE 1400, ARLINGTON, VIRGINIA 22209, STATING THAT YOU WOULD LIKE TO REVOKE YOUR PROXY; BY LOGGING ON THE INTERNET WEBSITE SPECIFIED ON THE REVERSE SIDE; BY CALLING THE TELEPHONE NUMBER SPECIFIED ON THE REVERSE SIDE; OR BY SENDING A COMPLETED PROXY CARD BEARING A LATER DATE THAN YOUR ORIGINAL PROXY CARD. CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.

PROXY CARD YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m., ET, on [Month] [Day], 2017. VOTE BY INTERNET WWW.FCRVOTE.COM/FBR Use the Internet to transmit your voting instructions up until 11:59 p.m., ET, on [Month] [Day], 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. OR VOTE BY TELEPHONE 1-866-829-5207 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., ET, on [Month] [Day], 2017. Have your proxy card in hand when you call and then follow the instructions. OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. CONTROL NUMBER If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. FBR & CO. The Board of Directors recommends a vote “FOR” PROPOSAL 1, 2 AND 3. 1. To approve the Amended and Restated Agreement and Plan of Merger dated March 15, 2017, and effective February 17, 2017 (as amended, modified or otherwise supplemented, the “Merger Agreement”), pursuant to which FBR & Co. will merge with and into a wholly owned subsidiary of B. Riley (the “Merger”). 2. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to FBR & Co.’s executive officers in connection with the Merger, and the agreements and understandings pursuant to which such compensation may be paid or become payable. 3. To approve one or more adjournments of the special meeting of FBR & Co.’s shareholders, if necessary or appropriate, including to permit further solicitation of proxies in favor of proposal 1. FOR AGAINST ABSTAIN Signature Signature (Capacity) Date NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by authorized officers, giving full title as such. If a partnership, please sign in partnership name by authorized person, giving full title as such.